UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.cookandbynum.com/cobyx, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-839-COBY (2629) or by sending an email request to amanda@cookandbynum.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-877-839-COBY (2629) or send an email request to amanda@cookandbynum.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Shareholder Letter	1

Manager Commentary	16

Disclosure of Fund Expenses	20

Schedule of Investments	22

Statement of Assets and Liabilities	24

Statement of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	30

Additional Information	39

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

Dear Partners:

For the three-month period ended March 31, 2020, The Cook & Bynum Fund (the “Fund”), the MSCI All Country World Index (“MSCI ACWI”), and the S&P 500 plus Dividends (“S&P”) were down 24.61%, 21.37%, and 19.60%, respectively.  During the six-month period ended March 31, 2020, the Fund was down 25% net of all costs while the MSCI ACWI declined 14.33% and the S&P was down 12.31%.  Since inception on July 1, 2009 through March 31, 2020, the Fund grew 4.01% per annum compared to 7.74% for the MSCI ACWI and 12.36% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

First and foremost, we hope this letter finds you and all of your loved ones safe and well.  People around the world are suffering from this pandemic in ways big and small.  We are thankful that our companies are making significant contributions to help their communities.  The Coca-Cola system is giving more than $100 million to support COVID-19 relief efforts, including more than $39 million in cash donations to organizations such as the Red Cross/Red Crescent Societies, Boys & Girls Clubs, and regional food banks.  Coke bottlers are transporting needed medical supplies; producing hand sanitizer for local hospitals, clinics, and nursing homes; and donating plastic to produce protective face shields for healthcare workers.  In addition, our bottlers are giving mom & pop store owners plastic shields to keep them and their customers safe.  Anheuser-Busch InBev’s (ABI) efforts are also global in

Arca Continental has given away
these plastic shields to mom & pop
store owners to protect retail
workers and consumers.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

hospitals, clinics, and nursing homes; and donating plastic to produce protective face shields for healthcare workers.  In addition, our bottlers are giving mom & pop store owners plastic shields to keep them and their customers safe.  Anheuser-Busch InBev’s (ABI) efforts are also global in scope.  ABI is donating millions of liters of potable water to regions with poor sanitation, and the company is producing and donating millions of bottles of hand sanitizer and disinfectant to hospitals and front-line workers.  ABI and its Latin American subsidiaries are building and donating new hospitals and medical facilities in Sao Paolo, Brazil; Barranquilla, Colombia; and Lima, Peru.  The hospital in Lima is a project led by ABI’s Peruvian subsidiary Backus y Johnston (which is also one of our direct holdings) and is being built for the benefit of Peru’s national police.  In Africa, ABI is responding to a spike in gender-based violence from the lockdown by expanding its #NOEXCUSE initiative, including a help line and support services.  ABI is directly supporting restaurant and bar owners across the world via programs like “Café Courage” in Belgium, through which consumers can pre-order and pay for their favorite beer at a participating bar to enjoy whenever it reopens.  Because connectivity is an essential service for the safety of its customers, Liberty Latin America has created lifeline plans that maintain essential connectivity services for customers who cannot afford to pay their bills because of the economic disruption caused by the pandemic.  Additionally, it has funded an organization called One on One Educational Services Limited to provide virtual learning access to over 130,000 students across the Caribbean at no cost while schools are closed.  These initiatives reflect our companies’ dedication to being good citizens.  While these efforts will help their communities bounce back faster, our companies are ultimately playing the long game.  They expect to serve these communities for decades to come.

COVID-19 & the Economic Impact

The global economic impact of COVID-19 has been stunning.  The resulting trillions of dollars of lost wealth will be borne by many, with some of the immediate impacts obvious while the longer-term, second-order effects are less clear.  Just in the United States since February, 25 million private sector employees are no longer working, and millions more have had their hours cut.  Business owners have experienced a collapse in profits as revenues have fallen anywhere from modestly to severely to almost completely.  Many landlords are losing large portions of their rental income as both commercial and residential tenants cannot or will not pay during the shutdown.  Lenders are losing interest payments as borrowers are extended forbearance due to their inability to service their debt.  Governments are spending trillions of dollars to support the economy.  Taxpayers may have to pay trillions of dollars in the coming years to repay the borrowings that are funding these programs, or governments may try to inflate their way out of the exponential growth of sovereign debt.  In that case, bondholders and everyday savers

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

could lose trillions of dollars if inflation does play a role in diminishing the burden of future taxpayers from current spending.  Many of the decisions about who pays for these losses will be made by voters, politicians, and judges in the next decade.

To be expected with this uncertainty, global stock markets have experienced dramatic price volatility this year.  Long-term investors must avoid being overly influenced by this volatility; instead, they need to look through to the underlying performance of the business that a stock represents.  This effort requires a parsing of COVID-19’s short-term impact from its long-term effects.  Our response has been to re-underwrite every company in our portfolio, with a focus on two primary considerations.  First, we assess how our expectations for each company’s revenue, earnings, and cash flow over the next several years impact its near-term liquidity and balance sheet strength.  We must understand how each company is likely to navigate such a sudden and deep global recession.  Second, we consider how the current environment may change the long-term earnings power of the business, including its ability to maintain or grow its current base.

Our businesses are resilient (i.e., relatively non-cyclical), have pricing power, and enjoy financial flexibility.  The concurrent operating results of our two Chilean businesses illustrate this resilience and predictability.  Chile has endured successive economic shocks in the past year.  In October of 2019, a few weeks after our latest research trip to the country, rolling mass protests in Santiago and other cities and towns around the country significantly disrupted normal business activity in the fourth quarter.  These demonstrations and the resulting political uncertainty depressed economic activity and led to an estimated GDP contraction of 2.1% in the fourth quarter, which was well below third quarter growth of 3.4% and 2018 growth of 4.0%.  Then, COVID-19 led Chile to one of the earliest shutdowns in Latin America on March 18th.  Despite these shocks, Coca-Cola Embonor grew volumes 7% and revenues 10% in the fourth quarter of 2019, and then the company again grew volumes 5% and revenues 11% in the first quarter of 2020.  Similarly, VTR, which is Liberty Latin America’s Chilean subsidiary, grew revenues 1% and operating cash flow 6% in the fourth quarter of 2019.  In the first quarter of this year, VTR grew revenues a little more than 1% and operating cash flow 2%.  Second quarter results will be worse for virtually every business in the world, including ours, but the range of operational outcomes for our businesses should be much narrower.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

We continue to monitor our businesses closely to track what is happening in real-time and to better predict what is to come.  We are meeting virtually with our companies, their competitors, suppliers, customers, and peers.  We are collecting information from our proprietary network of contacts that live in the places our companies operate.  Additionally, we are gathering data through company reports, industry trade associations, pricing surveys, local social media, and the local news media.  Similar to how ill-informed a nationally-focused ESPN personality can be about Alabama Football compared to a knowledgeable local fan, we are frequently bemused to see how poorly informed the English-speaking media can be about what is really happening in the countries where our companies operate.  Our experience strongly suggests that it is necessary to source independent local information to build an accurate view of conditions on the ground.

We view the Fund’s portfolio as a collection of high-quality businesses.  While public markets afford us the opportunity to take advantage of mispricings, we would be happy to own this “conglomerate” of businesses if public markets closed for a decade.  We expect each company to generate free cash flow this year despite the brutal economic environment, and the long-term earnings power of each business remains intact.  The portfolio has been marked down well in excess of the slight erosion to its collective intrinsic value.  Accordingly, the Fund trades at historically attractive valuations.  The strength of the U.S. dollar may well have a further impact on near-term returns, and we do not profess to know when this valuation gap may close.  However, given the nature of these businesses and the growth in owner earnings on the horizon, we are excited about prospective returns from current prices.  We have profiled each of these businesses below, including some of our recent findings, and we would encourage you to reach out if you would like to discuss any of these businesses in greater detail.

Portfolio Overview

Liberty Latin America

Liberty Latin America (LLA) connects and entertains people through broadband internet access, premium TV, mobile services, and undersea fiber.  LLA provides these services in Chile, Panama, Puerto Rico, Costa Rica, and across the Caribbean.  Demand for its offerings has never been higher as customers are working from home, seeking ways to connect to friends and family digitally, and consuming more digital entertainment than ever.  LLA’s fixed broadband network has seen a 40% increase in demand, for example.  Broadband access

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

sales have risen with this increased demand.  Across its markets, first quarter revenues and operating cash flow were up 2% and 4%, respectively.

About 12% of LLA’s business is selling access to its mobile network to customers via prepaid cards (i.e., prepaid mobile).  This part of the business is the most economically sensitive as wealthier customers typically pay for mobile access by the month under traditional plans (i.e., postpaid mobile).  Additionally, since many customers are at home, they are consuming data more through their broadband connections rather than over mobile towers, which further depresses prepaid mobile demand.  LLA’s mobile business is primarily in the Caribbean where lost tourism will impact the consumer more than other LLA regions where fixed connections are the primary offering.  Even though the biggest COVID-19 pinch for mobile is happening during the seasonally low summer period for Caribbean tourism (high season runs from mid-December to mid-April), we expect prepaid mobile revenues to decline substantially in 2020.

LLA’s biggest competitor is financially troubled.  Digicel recently reorganized its debt again, as it converted some of its existing bonds to convertible notes to give the company breathing room on its interest payments.  Even with this restructuring, Digicel remains on life support and falling prepaid mobile revenues will add to its business challenges.  The company cannot afford to be aggressive in its pricing, nor can it fund capital expenditures to enhance its network.  We view Digicel’s distressed financial position as an advantage for LLA.

Reflecting LLA’s utility-like fixed network offering, we expect revenues and profitability to be only modestly affected by COVID-19.  Management has reacted prudently to the environment by reducing fixed operating costs and capital expenditures by $150 million this year to help ensure financial health and flexibility, and the company expects to generate free cash flow in 2020.  Appreciating the opportunity offered by the current stock price, LLA’s board of directors initiated the company’s first share buyback program in late March.  With the stock price cut in half despite only a modest impact to the underlying business, the directors believed that allocating capital to buybacks at prevailing stock prices promised strong long-term returns for shareholders.  Demonstrating personal confidence in this corporate decision, insiders have purchased shares in the open market throughout the COVID-19 market selloff, with CEO Balan Nair buying shares as recently as May 13th.  Additionally, pending regulatory approval, LLA will complete its purchase of AT&T’s Puerto Rico wireless business later this year, which will combine LLA’s dominant broadband offering on the island with AT&T’s dominant wireless business.  LLA will be able to cross-sell a complete bundled solution to customers, reduce costs, and shrink customer churn in a deal that will be immediately

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

cash flow accretive to LLA’s shareholders.  This strategic combination is an important step in management’s plan to build a scale telecom provider in Latin America.  Given the strength of LLA’s core business and the organic and M&A/consolidation growth opportunities potentially on the horizon, we believe the business is undervalued at seven times its owner earnings.  We bought additional shares in mid-March at even lower prices.

Anheuser-Busch InBev

ABI’s manifesto is, “Bringing People Together for a Better World.”  Obviously, social distancing conflicts with this sentiment.  The beer industry has been the most affected of our industries due to social distancing habits and regulations.  In some markets, the ability to do business has been temporarily suspended through varying restrictions on production, distribution, and/or sales of alcohol.  In most places, beer sales have been displaced as on-premise options (e.g., bars and restaurants) have been closed or changed, but off-premise options like supermarkets have remained open.  This slide from ABI’s first quarter earnings presentation outlines this situation in various markets:

ABI is the world’s largest and most profitable brewer.  Most of ABI’s sales are made using its superior distribution network, an advantage that is particularly strong in emerging markets.  To understand both ABI’s long-run plans and the nearer-term impact of COVID-19, an investor should look at each market as a separate business.  In some markets, like Brazil and the United States, ABI is

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

the market leader facing competitors seeking to steal some of its share of profits.  In other markets, ABI is the market leader but still gaining share from a strong number two, such as in Mexico.  In markets like Chile and Nigeria, ABI is stealing share and profitability from the current market leader.  While in places like China, ABI is growing fast as part of a rapidly expanding market.  The net result of these has been organic beer volume growth of 0.6%, 0.8%, and 0.8% in 2017, 2018, and 2019, respectively, despite a protracted recession in Brazil, ABI’s second biggest market.  After the impact of COVID-19, we expect volume growth to accelerate modestly, and profitability per hectoliter to expand through both premiumization and consumer acceptance of high-margin value offerings brewed from local grains.

China currently delivers about 9% and rising of ABI’s revenues.  In fact, more Budweiser is sold in China than in the United States.  The country’s hard lockdown in the first quarter had a severe impact on ABI’s business and offers some example of what the near future might hold for the overall business.  Volumes in China were down about 45% in the first quarter as the nightlife channel was closed for much of the time and consumer mobility was severely restricted.  Fortunately, the business is recovering.  By the end of April, 95% of stores, 85% of restaurants, and 25% of the nightlife channel had reopened.  April volumes were down 17% versus 2019 with business improving each week.

Since 2014, the Federal Reserve’s Trade Weighted U.S. Dollar Index (a measure of the strength of the U.S. dollar) has appreciated by more than 30%, including a 7% appreciation so far in 2020. Despite its diversified operations in more than 50 countries, ABI’s intrinsic value has been adversely impacted by the strength of the U.S. dollar relative to almost all other world currencies for three primary reasons:

1)
While ABI currently earns 65% of its profits in emerging market currencies, the company reports results in U.S. dollars.  In recent years ABI has grown its business in local currency largely in line with our expectations, but adverse currency movements against the U.S. dollar have exceeded organic growth.

2)
About 40% of ABI’s cost of sales are denominated in U.S. dollars, even in markets that earn revenues in other currencies.  As a result, a strengthening U.S. dollar shrinks gross margins, as these costs represent a higher percentage of revenues on a translational basis.

3)
Approximately 60% of ABI’s debt is denominated in U.S. dollars.  As foreign market results are translated into fewer U.S. dollars, dollar-denominated interest payments eat up a larger portion of operating earnings.  The result is lower net income margins.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

In total and adjusted for acquisitions, ABI has reported cumulative revenue and operating earnings declines of 2% and 3%, respectively, from 2017 to 2019 due to cumulative negative FX headwinds of 7% and 9%.  The global panic surrounding COVID-19 and the ensuing flight to safety has further strengthened the U.S. dollar, especially against currencies in large ABI profit-centers like Mexico, Colombia, Brazil, and South Africa.  If current FX rates persist for the remainder of the year, currency movements will be a 9% headwind to ABI’s 2020 reported revenues and a larger headwind to owner earnings.  While these headwinds are negative for ABI’s intrinsic value, two mitigants are worth mentioning.  First, ABI hedges its U.S. dollar-denominated costs on a rolling twelve-month basis, which eliminates operational risk to a strengthening dollar over this period. Second, a large portion of ABI’s cost structure is commodity-based (like diesel fuel and aluminum) which tends to be inversely correlated with the U.S. dollar. We have a general expectation (backed by market observations of inflation differentials) that over long periods of time the U.S. dollar will appreciate against a basket of currencies that match ABI’s markets.  The movement in the last few years, however, has been materially faster than the fundamentals imply and is well ahead of the long-term trend.  It is hard to know in real time how much of the currency move is an overshoot based on sentiment and how much is fundamental.  We do not expect the dollar to appreciate at the current rate in perpetuity.  Coca-Cola CEO James Quincey provided some interesting context during a July 2019 earnings call, “when you take a step back and you look at dollar cycles over the last 20 or 30 years, the current cycle is the longest one, it’s the longest one we’ve had […] and when you look at […] both the macro indicators over the next 12 to 24 months plus some […] of the political commentary that has been in play around the world, it does point to us being at […] the high end of dollar strength.”

The U.S. dollar’s strength has a more noticeable effect on ABI’s results because ABI reports in dollars and does not hedge revenues (like Coca-Cola does, for example).  Except for our Peruvian businesses where the Peruvian sol has remained strong, all of our companies would benefit meaningfully if the U.S. dollar slowed its upward march.  The U.S. dollar’s purchasing power is very high in many of our countries, and market forces should begin to bring that to equilibrium.

We have stress-tested ABI’s balance sheet extensively against persistent volume drops larger than April’s decline of 32%, and ABI will survive even our most pessimistic forecasts.  ABI’s cash balance will exceed $20 billion when the sale of its Australia business is completed in June.  Its debt has an average interest rate of 4%, is termed out to an average of 15 years, and has no

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

financial covenants.  In fact, ABI successfully accessed the debt markets in early April by issuing $11 billion in euro and U.S. dollar-denominated bonds that have maturities as long as 40 years.

Many of ABI’s costs are variable (barley, hops, labor, electricity, diesel, etc.) and fall with volume declines.  As a result, ABI will generate cash in 2020 even with the current large revenue declines.  While ABI should surpass 2019 levels of profitability in the next several years, the market currently values the business at eleven times the free cash flow it earned last year, eight times the free cash flow it earned in 2017, and nine times the dividends it paid in 2017.  We believe that is a wide discount to ABI’s intrinsic value.  We sold some shares in January at approximately $80 per share and bought back a similar amount in March at approximately $41 per share.  The Brazilian investors who founded 3G Capital and built ABI bought 1.1 million more shares last week at $42 per share.  Prospective returns are compelling from current price and valuation levels.  A broadly weakening U.S. dollar could create a lollapalooza result.

Backus y Johnston

Backus is responsible for nearly 99% of the beer produced and sold in Peru.  From this dominant market position, Backus earns extremely high margins and returns on capital.  On March 16th, the Peruvian government deemed the production and distribution of alcohol as “non-essential,” which effectively prevented Backus from doing business.  Retailers could continue to sell the beer they had on hand, but stores ran out sometime in April.

Under the government’s return to normalcy plan, Backus will be able to restart its production in June.  Recently, Backus was able to resume distribution of its existing inventory, but that only bridged about nine days of typical consumption until production recommences.  Because of fermentation times, it takes about fourteen days for bottles to start rolling off production lines after the brewery is restarted.  Management already has a plan in place to begin this production immediately under tight compliance with global work safety guidelines.  As would be expected given the severe government restrictions, second quarter revenues and profits will be down sharply.  Fortunately, we do expect beer sales will bounce back quickly given pent-up consumer demand and the relative strength of the Peruvian economy.  From a balance sheet perspective, Backus could not have been better positioned to weather this type of shutdown, even if it ends up being extended or even recurs.  The company has no debt, and, as result, has no liquidity issues.  Additionally, and perhaps most importantly, this lost quarter and any ramp it takes during the rest of 2020 to get back to full steam has little bearing on

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

Backus’ long-term earnings power and, by extension, its intrinsic value.  Backus is a resilient, non-cyclical business whose moat is a function of its dominant brands/customer loyalty and superior distribution and whose balance sheet gives the company tremendous staying power.  The business also benefits from Peru’s status as one of the healthiest economies in global emerging markets.  On the other side of this crisis, Backus should grow owner earnings at 5-10% annually for the foreseeable future.

Berkshire Hathaway

Before discussing the business, we would like to first mention how much we missed seeing and visiting with many of you in Omaha in early May.  Since 1997, Berkshire’s annual meeting has been one of our favorite weekends of the year, and we were beyond disappointed to miss it this year.  We are already looking forward to 2021, and we hope that as many of you as possible can join us for our annual dinner on the Friday night before the meeting.

When COVID-19 spread outside of China, we worried that business interruption insurance might create a substantial liability for insurers like Berkshire.  We underwrote this concern through conversations with industry experts, and we are satisfied that while Berkshire will have some related losses, these losses will not be large in comparison to Berkshire’s net worth.  Berkshire has a fortress balance sheet, and Berkshire will generate even more cash in 2020.

We use several approaches to approximate intrinsic value for Berkshire, but the simplest is a “live” price to book value.  This calculation uses the published 13F filing, in which Berkshire discloses its holdings, to adjust the book value from the most recent quarter for subsequent share price movements.  Based on this methodology, Berkshire currently trades at a little less than 1.1 times book value.  This valuation only affords 10% of book value both to the highly valuable insurance float that on average carries a negative cost due to a history of underwriting profits and the underlying intrinsic value of many subsidiaries that are certainly worth more than book value.  We have twice bought Berkshire in our careers – in March of 2000 and in July of 2011.  Both times, Berkshire sold at approximately the current book value multiple.  Shortly after our first purchase, Buffett wrote about the possible initiation of a share buyback plan.  Shortly after our second purchase, Berkshire did initiate a buyback plan.  Berkshire is substantially undervalued at these levels.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

Arca Continental & Corporación Lindley

The first half of 2020 is a tale of two continents for Arca.  Mexico represents almost 50% of Arca’s profits.  Before COVID-19, Mexico was enduring anemic economic growth due to the business-deterring policies of President Andrés Manuel López Obrador, commonly known as “AMLO.”  Uncertainties about the seeming capriciousness of some of AMLO’s decisions have retarded foreign direct investment at the very time Mexico should be one of the primary beneficiaries of America’s trade war with China.  Mexico was slower to implement COVID-19 regulations, and Arca grew volumes slightly, revenues by 6%, and EBITDA by 9% during the first quarter.  The regulations in Mexico are not having a major impact on Arca’s ability to do business, and there is some evidence of pantry stocking.  Arca will likely benefit modestly from forced brewery closures in the country as consumers shift some consumption from beer to soft drinks.

Arca’s second biggest division, Coca-Cola Southwest Beverages, serves almost all of Texas and parts of Oklahoma, Arkansas, and New Mexico.  Governments in these areas have generally imposed less stringent COVID-19 regulations, and Arca grew volumes by 4%, sales by 10%, and EBITDA by 21% in the first quarter.  We expect second quarter volumes to be somewhat weaker, and there will be some pressure on profitability from consumers switching from single serve packaging to multipacks as they stay home more.  In the U.S., the difference in profitability between the two categories is much wider than in other markets around the world.  Mitigating this switch to less profitable presentations is a sharp reduction in discounts and promotions.  Frequently Coca-Cola 12 packs (12-ounce cans) are discounted to “3 for $11” or “4 for $12”.  These promotions are rarer now.  Arca is selling 12 packs for $4.98-$5.49 each with a greatly reduced advertising budget.  Please let us know what prices you see in your local stores for fridge packs.  The U.S. represents 25% of Arca’s profitability.

While COVID-19 is having only a modest impact on Arca’s North American business, the situation is tougher in South America, where Arca serves customers in Peru1, Ecuador, and northern Argentina.  Beginning in late March, Peru and Ecuador imposed some of the tightest restrictions on their populations in the free world.  While Coca-Cola sales are deemed an essential service, many outlets are unable to open, and curfews restrict the ability of Arca to supply these outlets.  For the first quarter, South American volumes were down 5%, sales fell 2%, and EBITDA shrank by 9%.  April and the
________________

[1]	Corporación Lindley, Arca’s majority-owned subsidiary in Peru, is also one of the Fund’s holdings.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

beginning of May were worse.  However, restrictions eased beginning in mid-May, and selling conditions will improve as Arca is able to meet consumer demand.  South America represents 25% of Arca’s profitability.

Despite these short-term headwinds from COVID-19 in South America, Arca’s and Lindley’s businesses are well positioned for the economic downturn we are seeing across the world. The combination of their strong brands, extensive distribution networks, and income inelastic products suggest the performance of these businesses will be much better than the average company regardless of the severity of the economic downturn. Both companies will continue meeting the varied demands of millions of consumers and will grow volumes, revenues, and earnings as expanding middle classes in Mexico, Ecuador, and Peru increase consumption on the other side of this recession. Arca and Lindley currently trade at trailing price to owner earnings multiples of fifteen times and twelve times, respectively, which provide a margin of safety to their intrinsic value.  Both companies have recently finished large capital expenditure programs to increase capacity and extract operational efficiencies, which will increase near-term cash generation and allow for share repurchases, dividends, and value accretive M&A. It is worth noting that although Arca trades at a modest premium to other public Latin American Coca-Cola bottlers (Coca-Cola FEMSA, Coca-Cola Andina, and Coca-Cola Embonor), its peers trade at valuation multiples not seen since the bottom of the 08/09 Great Financial Crisis.  We think this reflects large short-term equity flows out of Latin America.  We continue to believe that Arca is the best Coke bottler in the world.

Coca-Cola Embonor

Embonor produces and distributes Coca-Cola products.  Approximately half of the business serves parts of Chile outside of metro Santiago.  As previously highlighted, Embonor’s business in Chile grew strongly through the double shock of protests and COVID-19 shutdowns in the fourth quarter of last year and in the first quarter of this year.  Second quarter results will be weaker as the loss of jobs affects consumers’ purchasing power in Chile and Bolivia, but Embonor will still produce positive free cash flow in 2020.

Embonor sells for ten times the net income it earned over the last twelve months, which has been a challenging period economically.  Embonor will almost certainly be a bigger business in ten years through an increase in per capita consumption of its current portfolio with the growth of the middle class in Chile and (particularly) Bolivia, product innovations such as its Guallarauco fruit juice joint venture that grew 400% in the first quarter, and

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

alcohol distribution deals like the recent contracts with Diageo and Capel.  The Vicuña Family, which owns a controlling stake in Embonor, seems to agree; family members bought additional shares in March above the current share price.

As further potential upside in the investment, we believe a merger between Embonor and the larger bottler Coca-Cola Andina will be compelling at some point for the controlling shareholders of both companies.  The companies already work closely on joint ventures, and a combined business would benefit from substantial costs savings, particularly in their adjacent regions in central Chile.  If such a combination were to happen around the historic valuations of similar mergers, Embonor shareholders would enjoy a 60%+ premium to its current price at the current earnings level.

The Coca-Cola Company

Coca-Cola began to feel the effects of COVID-19 early in its China business.  Coca-Cola saw Chinese volumes fall 65% in February during the heavy lockdowns.  From March to mid-April, management shifted its focus in China from brand development to business fundamentals like production, distribution, and execution in an uncertain operating environment.  This effort, for example, included an emphasis on e-commerce fulfillment, a channel that grew substantially.  With that experience, Coke’s management built a playbook of best practices that, according to our various contacts in the Coke bottling system, the company has rolled out across the world.

Coca-Cola’s first quarter results were stable year-over-year in U.S. dollar terms even with the contraction in China.  Global volumes did decline 25% in April; local/regional results varied based on the extent of shutdowns in each market.  In countries with a mild lockdown, Coke volumes are typically only down modestly or even up as is the case in some regions in the U.S.  In countries with a moderate lockdown, results have been worse.  In all cases, Coca-Cola is a resilient business with low income elasticity.  When lockdowns are lifted broadly, the business will suffer from the ongoing recession, but much less than most industries and competitors.

The Opportunity

Collectively, our businesses continue to serve millions of customers daily with affordable products and services that are integral to their lives.  It is difficult to predict with accuracy how the economic recovery will unfold in various corners of the world.  Our goal is to own businesses that will perform

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

admirably in all macroeconomic conditions.  We reported in our previous letter about the characteristics that make the individual companies that comprise the Fund’s “conglomerate” of businesses superior to what is found, on average, in the major market indices: (1) sustainable competitive advantages that produce outstanding returns on capital and greater profitability, (2) superior historical revenue and profitability growth that we expect to continue, (3) less-cyclical cash flows that grew from 2007-2009 during the last global recession, and (4) healthier balance sheets that ensure survival and provide opportunities while competitors are weakened.  Of course, we seek to buy these businesses at wide discounts to their intrinsic values, which reduces the risk of permanent capital loss and provides for attractive long-term returns.

In those recent letters, we have also reported on the growing gap between the valuation of the S&P 500 and that of our portfolio.  This gap has grown further and is now extreme:

We have confidence that our businesses are both high-quality and cheap, which is a powerful combination for the long-term investor.  We have been adding to our personal investments in our funds.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We

The Cook & Bynum Fund	Shareholder Letter
March 31, 2020 (Unaudited)

eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
March 31, 2020 (Unaudited)

As of March 31, 2020 the unaudited net asset value (NAV) attributable to the 8,294,497 shares outstanding of The Cook & Bynum Fund (“Fund”) was $10.51 per share. This NAV compares with an audited NAV of $14.11 per share as of the Fund’s Annual Report dated September 30, 2019.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.20

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	-23.70%	-8.36%	-3.26%	2.46%	4.01%
MSCI ACWI Index Net(2)(3)	-11.26%	1.50%	2.85%	5.88%	7.74%
S&P 500 Index(4)	-6.98%	5.10%	6.73%	10.53%	12.36%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

(3)
The MSCI All Country World Index is now the Fund’s primary benchmark, with the S&P 500 Index included as a secondary benchmark. The S&P 500 Index will continue to be shown for at least a period of one year as a secondary index.

(4)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of March 31, 2020 the gross and net expense ratios of the Fund were 1.92% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent

The Cook & Bynum Fund	Manager Commentary
March 31, 2020 (Unaudited)

necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2021.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.20

The Cook & Bynum Fund	Manager Commentary
March 31, 2020 (Unaudited)

Portfolio Changes for the six months ended 3.31.2020

New Holdings	Eliminations
None	None

We added to the Fund’s investments in Anheuser-Busch InBev and Liberty Latin America in late March.  The stocks for both companies sold off sharply during the COVID-19 market drawdown.  After carefully re-underwriting each business, we took advantage of the stock price declines to increase the Fund’s investments in these companies at substantial discounts to underlying intrinsic value.  Please see the Shareholder Letter section found earlier in this report for additional commentary about Anheuser-Busch InBev and Liberty Latin America, as well as updates on each of the Fund’s individual holdings.

Performance Contribution

The broad and deep sell-off across global equity markets late in the first quarter adversely impacted all of the Fund’s holdings for the six months ended March 31st.  Anheuser-Busch InBev was by far the biggest detractor from the Fund’s overall performance, followed by Liberty Latin America, Coca-Cola Embonor, Arca Continental, Coca-Cola, and Berkshire Hathaway.  In almost all of these cases, a strengthening U.S. dollar, especially against the relevant emerging market currencies, had a direct or indirect negative impact.  Backus y Johnston and Corporación Lindley were essentially flat for the period, with the Peruvian sol holding up well against the U.S. dollar.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 19.6% of its net assets invested in cash or cash equivalents

The Cook & Bynum Fund	Manager Commentary
March 31, 2020 (Unaudited)

(cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2020 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the year from October 1, 2019 through March 31, 2020.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2020 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/19 to	Expense
	10/1/19	3/31/20	3/31/20(1)	Ratio
Actual Fund Return	$1,000.00	$ 750.00	$6.52	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2020 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (18.5%)

Conglomerates (9.8%)
Berkshire Hathaway, Inc. – Class B(1)	46,476	$8,497,207

Syrup and Concentrate Manufacturing (8.7%)
Coca-Cola Co.	172,310	7,624,718
TOTAL DOMESTIC COMMON STOCKS
(Cost $10,195,940)		$16,121,925

FOREIGN COMMON STOCKS (55.3%)

Breweries (23.0%)
Anheuser-Busch InBev SA/NV – ADR	298,057	13,150,275
Union de Cervecerias Peruanas
Backus y Johnston SAA(2)	999,887	6,919,280
		20,069,555

Soft Drink Bottling and Distribution (22.1%)
Arca Continental SAB de CV	2,662,191	10,745,275
Corporaciòn Lindley SA(2)	6,048,422	8,547,325
		19,292,600

Wired and Wireless
Telecommunications Carriers (10.2%)
Liberty Latin America Ltd. – Class A(1)	107,143	1,127,144
Liberty Latin America Ltd. – Class C(1)	756,152	7,758,120
		8,885,264
TOTAL FOREIGN COMMON STOCKS
(Cost $65,703,429)		$48,247,419

FOREIGN PREFERRED STOCKS (6.6%)

Soft Drink Bottling and Distribution (6.6%)
Coca-Cola Embonor SA – Class B	5,301,259	5,760,218
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,460)		$5,760,218

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2020 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (19.1%)
U.S. Treasury Bills (19.1%)
0.000%, 04/16/2020(1)	$6,927,000	$6,926,812
0.000%, 04/23/2020(1)	9,700,000	9,699,873
		16,626,685
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,613,649)		$16,626,685
TOTAL INVESTMENTS (99.5%)
(Cost $102,638,478)		$86,756,247
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.5%)		444,162
TOTAL OTHER ASSETS
LESS LIABILITIES (0.0%)(3)		15,617
NET ASSETS (100.0%)		$87,216,026

(1)	Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund’s liquidity guidelines. The total value of illiquid securities as of March 31, 2020 was $15,466,605 or 17.7% of net assets.

(3)	Less than 0.05%.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2020 (Unaudited)

ASSETS:
Investments, at value (cost $102,638,478)	$86,756,247
Cash	290,981
Foreign currency, at value (cost $163,231)	153,181
Receivable for fund shares sold	85,560
Dividends and interest receivable	70,735
Prepaid expenses	17,963
Total Assets	87,374,667

LIABILITIES:
Payable for fund shares redeemed	2,640
Accrued investment advisory fees, net of waiver	78,891
Accrued custody fees	17,435
Other payables and accrued expenses	59,675
Total Liabilities	158,641
NET ASSETS	$87,216,026

COMPOSITION OF NET ASSETS:
Paid-in capital	$106,139,132
Accumulated earnings (deficit)	(18,923,106)
Net Assets	$87,216,026

Shares of common stock outstanding
(unlimited number of shares authorized)	8,294,497
Net Asset Value, Offering and
Redemption Price Per Share	$10.51

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $53,471)	$615,432
Interest	110,535
Total Investment Income	725,967

EXPENSES:
Investment adviser fees	838,251
Fund accounting and administration fees	51,258
Custody fees	50,103
Transfer agent fees and expenses	29,662
Legal fees	18,290
Trustee fees	17,152
Chief compliance officer fees	16,470
Federal and state registration fees	15,540
Insurance fees	15,436
Service fees	10,519
Auditing and tax fees	9,333
Printing fees	8,314
Miscellaneous expense	1,622
Total expenses before reimbursement	1,081,950
Less fees reimbursed by investment adviser	(243,699)
Net Expenses	838,251
Net Investment Income (Loss)	(112,284)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	(2,755,269)
Foreign currency transactions	(20,002)
Total	(2,775,271)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(23,640,838)
Foreign currency translation	(2,915,111)
Total	(26,555,949)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	(29,331,220)
Net Increase (Decrease) in
Net Asset from Operations	$(29,443,504)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2020	September 30,
	(Unaudited)	2019
FROM OPERATIONS:
Net investment income (loss)	$(112,284)	$832,992
Net realized gain (loss) on investments
and foreign currency transactions	(2,775,271)	442,876
Net change in unrealized
appreciation (depreciation) on investments
and foreign currency translation	(26,555,949)	(4,015,259)
Net Increase (Decrease) in
Net Assets from Operations	(29,443,504)	(2,739,391)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(815,106)	(13,787,128)
Total distributions	(815,106)	(13,787,128)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	4,910,377	14,035,386
Dividends reinvested	710,752	12,058,395
Value of shares redeemed	(7,274,097)	(35,503,578)
Net Increase (Decrease) Resulting
from Capital Transactions	(1,652,968)	(9,409,797)
Redemption fees	—	1,936
Net Increase (Decrease) in Net Assets	(31,911,578)	(25,934,380)
NET ASSETS:
Beginning of period	119,127,604	145,061,984
End of period*	$87,216,026	$119,127,604

See accompanying Notes to Financial Statements.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2020
	(Unaudited)
Net Asset Value – Beginning of Period	$14.11
Income from Investment Operations
Net investment income (loss)(1)	(0.01)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	(3.49)
Total Income (Loss) from Investment Operations	(3.50)

Distributions to Shareholders
Net investment income	(0.10)
Net realized gains	—
Total Distributions	(0.10)

Capital Share Transactions
Redemption fees added to paid-in capital	—
Total Capital Share Transactions	—
Net Asset Value – End of Period	$10.51
Total Return	-25.00	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$87,216
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	1.92	%(4)
Net investment income (loss)
including reimbursement/waiver	-0.20	%(4)
Net investment income (loss)
excluding reimbursement/waiver	-0.63	%(4)
Portfolio turnover rate	4	%(3)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not Annualized.
(4)	Annualized.
(5)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the		For the
Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
September 30,	September 30,	September 30,	September 30,		September 30,
2019	2018	2017	2016		2015
$16.07	$16.52	$15.81	$14.55		$16.05

0.09	0.02	0.03	—	(2)	(0.02)

(0.43)	(0.15)	1.43	1.26		(0.89)
(0.34)	(0.13)	1.46	1.26		(0.91)

(0.03)	(0.03)	—	—		—
(1.59)	(0.29)	(0.75)	—		(0.59)
(1.62)	(0.32)	(0.75)	—		(0.59)

— (2)	— (2)	— (2)	—	(2)	— (2)
— (2)	— (2)	— (2)	—	(2)	— (2)
$14.11	$16.07	$16.52	$15.81		$14.55
-1.10%	-0.89%	9.79%	8.66%		-5.92%

$119,128	$145,062	$151,346	$123,878		$122,253

1.49%	1.49%	1.49%	1.49%		1.49%
1.90%	1.82%	1.80%	1.79%		1.75%
0.66%	0.12%	0.23%	0.00	%(5)	-0.10%
0.25%	-0.21%	-0.08%	-0.30%		-0.36%
3%	37%	5%	9%		1%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$16,121,925	$—	$—	$16,121,925
Foreign
Common Stocks	39,700,094	8,547,325	—	48,247,419
Foreign
Preferred Stocks	5,760,218	—	—	5,760,218
Short-Term
Investments	—	16,626,685	—	16,626,685
TOTAL	$61,582,237	$25,174,010	$—	$86,756,247

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the six months ended March 31, 2020.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation: The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Ordinary Income	$248,455	$246,572
Long-Term Capital Gains	13,538,673	2,609,640
Total	$13,787,128	$2,856,212

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2019, certain differences were reclassified. The reclassifications were as follows:

Decrease Total Distributable Earnings	$(501,714)
Increase Paid-in Capital	$501,714

B. Tax Basis of Investments: As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$108,299,170
Gross unrealized appreciation	15,429,426
Gross unrealized depreciation	(4,765,758)
Net tax unrealized appreciation	10,663,668
Undistributed ordinary income	671,836
Undistributed long-term capital gains	—
Accumulated earnings	671,836
Total accumulated earnings	$11,335,504

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses or qualified late-year ordinary losses for the fiscal year ended September 30, 2019.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2021.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2021. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of March 31, 2020, the Adviser may in the future recover fee reductions and expense reimbursements totaling $243,699, $513,705, $493,065, and $434,823 from the Fund. The Adviser may recover these amounts no later than March 31, 2023, September 30th of 2022, 2021, and 2020, respectively. In reality, however, when the Adviser lowered the management fee charged to

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2020, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $3,687,340 and $7,401,562, respectively. There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2020.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2020, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2020	September 30,
	(Unaudited)	2019
Beginning Shares	8,442,427	9,024,841
Shares Sold	366,196	1,002,994
Shares Issued in Reinvestment
of Distributions	50,659	942,799
Total	8,859,282	10,970,634
Less Shares Redeemed	(564,785)	(2,528,207)
Ending Shares	8,294,497	8,442,427

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2020, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 72% of the Fund’s shares.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2020 (Unaudited)

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of March 31, 2020, 61.9% of the Fund’s net assets were invested in foreign securities.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2020 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form NQ or Part F of Form N-PORT.  The Fund’s Form NQ or Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Form NQ or Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2019, 70.62% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2019, 100.0% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
March 31, 2020 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
182,152	$0.21575786	88.71%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “Company Act”), to promote effective liquidity risk management throughout the fund industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of  the Cook & Bynum Funds Trust (the “Trust” or “Fund”), met on November 20, 2019 (the “Meeting”) to review the Liquidity Risk Management Program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. During the meeting, the Board approved the adoption of the Program by the Fund to meet the requirements of the Liquidity Rule and the liquidity-related reporting requirements of Rule 30b1-10 under the Company Act and Form N-LIQUID, effective December 1, 2019.

The Fund has appointed the Trust’s Valuation Committee to serve as the Liquidity Program Administrator (“LPA”) for the Fund’s Program.  The LPA is responsible for implementation and oversight of the Program, as well as quarterly and annual reporting to the Board.

The Cook & Bynum Fund	Additional Information
March 31, 2020 (Unaudited)

The Program requires that the LPA review the classification of each portfolio investment classification on at least a monthly basis in connection with reporting on Form N-PORT and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of the classifications of the Fund’s investments.

The Program also establishes the Fund’s Highly Liquid Investment Minimum (“HLIM”) (the percentage of the Fund’s net assets that the Fund invests in highly liquid investments) as 50% of total net assets and states that the LPA should review the HLIM assigned to the Fund no less frequently than annually.

The Program states that, generally, no fund, including the Fund, may acquire any illiquid investment if, immediately after the acquisition of a security, the fund would have invested more than 15% of its net assets in illiquid investments. If the Fund holds more than 15% of its net assets in illiquid investments: (i) the LPA shall make a report of such an occurrence to the Fund’s Board within 1 business day of the occurrence, with an explanation of the extent and causes of the occurrence and how the Fund plans to bring its illiquid investments to or below 15% of net assets within a reasonable period of time; and (ii) if the amount of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each 30-day period thereafter), the Board, including a majority of Trustees who are not interested persons of the Fund, shall assess whether the Fund’s plans to bring its illiquid investments to or below 15% of net assets continues to be in the best interest of the Fund.

Since the implementation of the Program on December 1, 2019 through March 31, 2020, there have been no material changes to the Program.  The LPA believes that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule with respect to the Fund.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2020 (Unaudited)

Trustees and Officers

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee	Mr. Bynum	Mr. Bynum has been	1	None
Bynum^		has served	a Principal of Cook & Bynum
Year of		as a Trustee	Capital Management, LLC
Birth:		of the Trust	(“CBCM”) since 2006.
1978		since March
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014	2014. Mr. Carson has been
the Principal of both the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003
to April 2013.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2020 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	Principal	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook	Executive	has served	Manager for CBCM since 2006.
Year of	Officer and	as President
Birth:	President	of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President,	has served as	Principal and President of CBCM.
Year of	Treasurer,	Vice President
Birth:	and	of the Trust
1977	Principal	since January
	Financial	2011. He has
	Officer	served as
Treasurer and
Principal
Financial Officer
of the Trust
since January
2020.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	has served as
Year of	Compliance	Secretary, Chief
Birth:	Officer, and	Compliance
1983	Anti-Money	Officer, and
	Laundering	Anti-Money
	Officer	Laundering
Officer of the
Trust since
January 2020.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2020

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*   /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 13, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 13, 2020

By (Signature and Title)*    /s/ David A. Hobbs
David A. Hobbs,
Treasurer (Principal Financial Officer)

Date    May 13, 2020